EXHIBIT 10.04

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 6, 2009 (this “Amendment”), by and among MILACRON INC., a Delaware corporation (“Parent”), the other subsidiaries of Parent identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Parent, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Parent identified on the signature page hereto as “Credit Parties” (“Credit Parties”), Lenders (as defined below) party hereto, and General Electric Capital Corporation, as administrative agent for Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).

WHEREAS, Borrowers, Credit Parties, the lenders party thereto from time to time (“Lenders”) and Agent are parties to that certain Credit Agreement, dated December 19, 2006 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and have made, certain loans and other financial accommodations to Borrowers;

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders amend certain terms and conditions of the Credit Agreement, as more fully set forth herein; and

WHEREAS, Agent and Lenders have agreed to make such amendments to the Credit Agreement, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Definitions.  All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

2.

Amendments to Credit Agreement.

(a)

Section 1.1 of the Credit Agreement, Credit Facilities, is hereby amended and modified by deleting clause (iii) of subsection (a) thereof in its entirety and inserting the following in lieu thereof:

“(iii)  Prior to the First Amendment Effective Date and subject to the terms and conditions hereof, at the request of Borrower Representative, each Revolving Lender agrees to make at any time and from time to time on and after the Closing Date until the First Amendment Effective Date its Pro Rata Share of Revolving Credit Advances to Borrowers notwithstanding that any such Revolving Credit Advance will cause the outstanding balance of the aggregate Revolving Loans to exceed the Primary Borrowing Availability (any such excess Revolving Credit Advances are herein referred to collectively as “Permitted Overadvances”); provided, however, the amount of all Permitted Overadvances outstanding at any time shall not exceed the Maximum

EXECUTION VERSION

Overadvance Amount at such time.  The Pro Rata Share of the Permitted Overadvances plus all other Revolving Loans of any Revolving Lender shall not at any time exceed its separate Revolving Loan Commitment (less its Pro Rata Share of the Export-Related Credit Participations and Swing Line Loans).  The obligations of each Revolving Lender to make Permitted Overadvances hereunder shall be several and not joint.  Until the First Amendment Effective Date, Borrowers may borrow, repay and reborrow under this Section 1.1(a)(iii).  Each Permitted Overadvance shall be made on notice by Borrower Representative on behalf of the applicable Borrower to one of the representatives of Agent identified in Schedule 1.1 at the address specified therein.  Any such notice must be given no later than (1) noon (New York time) on the Business Day of the proposed Permitted Overadvance, in the case of an Index Rate Loan, or (2) noon (New York time) on the date which is three (3) Business Days prior to the proposed Permitted Overadvance, in the case of a LIBOR Loan.  Each such notice (a ”Notice of Permitted Overadvance”) must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(iii), and shall include the information required in such Exhibit.  If any Borrower desires to have a Permitted Overadvance bear interest by reference to a LIBOR Rate, Borrower Representative must comply with Section 1.5(e).”

(b)

Section 1.5 of the Credit Agreement, Interest and Applicable Margins, is hereby amended and modified by deleting subsection (a) thereof in its entirety and inserting the following in lieu thereof:

“(a)

Borrowers shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum; (ii) with respect to the Export-Related Advances, the Index Rate plus the Applicable Export-Related Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Export-Related LIBOR Margin per annum; (iii) with respect to the Permitted Overadvance, the Index Rate plus the Applicable Overadvance Loan Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Overadvance Loan LIBOR Margin per annum; and (iv) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum.

EXECUTION VERSION

As of the First Amendment Effective Date, the Applicable Margins are, and shall continue until the Termination Date, as follows:

Applicable Revolver Index Margin	3.50%
Applicable Revolver LIBOR Margin	4.50%
Applicable Export-Related Index Margin	3.50%
Applicable Export-Related LIBOR Margin	4.50%
Applicable Overadvance Loan Index Margin	3.50%
Applicable Overadvance Loan LIBOR Margin	4.50%
Applicable L/C Margin	4.50%
Applicable Unused Line Fee Margin	0.30%”

(c)

Annex A of the Credit Agreement, Definitions, is hereby amended and modified by adding the following new definitions thereto, in appropriate alphabetical order, to read in its entirety as follows:

“First Amendment” means the First Amendment to Credit Agreement, dated as of March 6, 2009, by and among the Credit Parties, the Lenders and Agent.

“First Amendment Effective Date” has the meaning ascribed to the term “Amendment Effective Date” in the First Amendment.

(d)

Annex A of the Credit Agreement, Definitions, is hereby further amended and modified by amending and restating the definitions of “Availability Reserve” and “Maximum Overadvance Amount” to read in their entirety as follows:

“Availability Reserve” means (i) at any time prior to the First Amendment Effective Date, $10,000,000, or such lesser amount as Agent may determine from time to time in its sole discretion, and (ii) at any time on or after the First Amendment Effective Date, zero ($0.00).

“Maximum Overadvance Amount” means (a) at any time prior to the First Amendment Effective Date, the lesser of (i) $10,000,000 or (ii) the Availability Reserve in effect at such time of determination; provided, however, in Agent’s sole discretion, Agent may reduce the amount of the Availability Reserve without a correlating reduction in the Maximum Overadvance Amount, and (b) at any time on or after the First Amendment Effective Date, zero ($0.00).

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3.

Additional Covenants and Agreements.

(a)

Operating Budget.  Until the Termination Date, no later than 12:00 noon (New York time) on Thursday of each calendar week, Borrowers shall deliver to Agent, or its designated advisors, a 13-week rolling operating budget for the Credit Parties and their Subsidiaries which such budget shall include a comparison of the prior week’s budget to the actual receipts and disbursements in substantially in the format attached hereto as Exhibit A  (collectively, the “Operating Budget”).

(b)

Updated Borrowing Base Certificate.  No later than 12:00 noon (New York time) on Thursday of each calendar week, a Borrowing Base Certificate, current as of the close of business on Friday of the immediately preceding week, supported by schedules showing the derivation thereof and containing such detail and other information as Agent may reasonably request from time to time, provided that (I) the Aggregate Borrowing Base set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by Agent but not including the date on which a subsequent Borrowing Base Certificate is received by Agent, unless Agent disputes the eligibility of any property included in the calculation of the Aggregate Borrowing Base or the valuation thereof by notice of such dispute to Borrower Representative, (II) in the event of any dispute about the eligibility of any property included in the calculation of the Aggregate Borrowing Base or the valuation thereof, Agent’s Permitted Discretion shall control until such dispute is resolved and (III) the Inventory component and eligibility of Accounts may be updated on a monthly basis.

(c)

Partial Release of Existing Reserves.  At the written request of Borrowers at any time (or from time to time) prior to March 15, 2009, Agent and Lenders agree to release existing Reserves in effect on the First Amendment Effective Date in an aggregate amount not to exceed $2,500,000, subject to the following terms and conditions: (i) after giving effect to any requested release and any requested Advance, the outstanding Obligations shall not exceed the Aggregate Borrowing Availability; (ii) any requested Advance shall be subject to the terms and conditions of Section 2.2 and/or Section 2.3 of the Credit Agreement, as applicable; (iii) Borrowers shall establish and maintain necessary cash reserves (not to exceed $2,500,000) for all payroll expenses and related taxes that are then due and owing by the Credit Parties and their Subsidiaries as of such date of determination; and (iv) Borrowers shall deliver to Agent, together with its Notice of Credit Advance or Notice of Export-Related Advance, as applicable, details of the disbursements to be made from the proceeds of such Advance, including related backup documentation, a reconciliation of the disbursements to be made from the proceeds of such Advance to the Operating Budget, and such other documentation as Agent may reasonably request.  On March 15, 2009 or upon the occurrence of any Event of Default, any Reserves released pursuant to this paragraph (d) shall be automatically reinstated without any further action of any Person unless waived in writing by the Agent. Any proceeds from Indebtedness (other than Advances) incurred by Credit Parties after the First Amendment Effective Date shall be used immediately to repay any Advances made by Lenders in connection with the release of Reserves pursuant to this paragraph (d).

(d)

Dutch Guaranty.  From and after the First Amendment Effective Date, Agent and Lenders agree to forbear and refrain from exercising any enforcement rights or

EXECUTION VERSION

remedies Agent or Lenders may have against Milacron Capital Holdings B.V., a Credit Party hereto, under that certain Subsidiary Guaranty dated as of December 21, 2007; provided, however, that this agreement to forbear shall automatically terminate in the event the Senior Secured Notes Collateral Agent proceeds to exercise its enforcement rights and remedies against Milacron Capital Holdings B.V. under the Senior Secured Notes Documents following the occurrence or continuation of an “Event of Default” thereunder.

4.

Conditions to Effectiveness.  This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:

(a)

Immediately after giving effect to this Amendment, (i) except for such matters as have been fully disclosed to Agent in writing by or on behalf of Borrowers, the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).

(b)

Agent shall have received counterparts of this Amendment that bear the signatures of each of Credit Parties, Agent and Lenders.

(c)

Agent shall have received counterparts of the reaffirmation agreement and supplement to the Credit Agreement related to the U.S. and Canadian reorganization that bear the signatures of each of Credit Parties, which shall be in form and substance satisfactory to Agent, together with such other documents, instruments and other agreements as Agent may request.

(d)

Agent, on behalf of Lenders (including the Agent) that executes this Amendment on the date hereof, shall have received an amendment fee in an amount equal to $100,000, which such fee shall be fully earned, due and payable on the date hereof and shall be allocated to each Lender based on such Lender’s Pro Rata Share.

(e)

Agent shall have received such other information, documents, instruments or approvals as Agent may require.

5.

Credit Parties’ Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders as follows:

(a)

Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

(b)

The execution, delivery and performance by such Credit Party of this Amendment and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any

EXECUTION VERSION

contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.

(c)

No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the performance by such Credit Party of the Credit Agreement, as amended hereby.

(d)

This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

(e)

Immediately after giving effect to this Amendment, (i) except for such matters as have been fully disclosed to Agent in writing by or on behalf of Borrowers, the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).

6.

Acknowledgements.

(a)

Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on March 5, 2009, Borrowers were indebted to the Lenders for Advances and other extensions of credit under the Loan Documents in an aggregate amount of $42,225,912.18 (collectively, the “First Amendment Date Obligations” and together with all fees, expenses, interest and other amounts required to be paid under the Loan Documents, collectively, the “Existing Obligations”). The Existing Obligations are unconditionally owing by Borrowers to each Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)

Each Credit Party hereby acknowledges, confirms and agrees that Agent, for the benefit of Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Agent, for the benefit of Lenders, pursuant to the Loan Documents or otherwise granted to or held by Agent, for the benefit of the Lenders.

(c)

Each Guarantor consents to the execution and delivery by Borrowers of this Amendment and jointly and severally ratify and confirm the terms of their Guaranty with respect to the indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all promissory notes issued thereunder.

EXECUTION VERSION

(d)

Each Credit Party hereby (i) acknowledges that Agent, for the benefit of Lenders, has engaged FTI Consulting, Inc. as its financial advisor in connection with the Credit Agreement and (ii)  agrees and confirms that the Credit Parties shall pay on demand all fees, costs and expenses of Agent and Lenders in connection with such engagement.

7.

Continued Effectiveness of Credit Agreement.  Each Credit Party hereby (a) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to (i) “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Agent, for the ratable benefit of Lenders, or to grant to Agent, for the ratable benefit of Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Credit Agreement, or the amendments and consents granted hereunder shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended or consented to hereby or from complying with any other term or provision thereof or herein.

8.

Release.  Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Credit Parties and their Affiliates under the Credit Agreement and the other Loan Documents.  Notwithstanding the foregoing, Credit Parties wish (and Agent and Lenders agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect Agent’s or any Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, arising out of, connected with or related in any way to the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession,

EXECUTION VERSION

use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

9.

Miscellaneous.

(a)

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(b)

Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.  Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

(d)

Borrowers will pay on demand all reasonable fees, costs and expenses of Agent and Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to Agent and Lenders.

(e)

This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.  Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

MILACRON INC.

By:    /s/ David E. Lawrence

Name:   David E. Lawrence

Title:   President

CIMCOOL INDUSTRIAL PRODUCTS INC.

By:    /s/ David E. Lawrence

Name:   David E. Lawrence

Title:   President

MILACRON MARKETING COMPANY

By:    /s/ David E. Lawrence

Name:   David E. Lawrence

Title:   President

MILACRON PLASTICS TECHNOLOGIES GROUP INC.

By:    /s/ David E. Lawrence

Name:    David E. Lawrence

Title:   President

FIRST AMENDMENT TO CREDIT AGREEMENT

D-M-E COMPANY

By:    /s/ David E. Lawrence

Name:   David E. Lawrence

Title:   President

FIRST AMENDMENT TO CREDIT AGREEMENT

CREDIT PARTIES:

MILACRON CAPITAL HOLDINGS B.V.

By:   /s/ Gerard van Deventer

Name:   Gerard van Deventer

Title:   Managing Director

MILACRON CANADA LTD.

By:    /s/ David E. Lawrence

Name:   David E. Lawrence

Title:   President

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL

CORPORATION, as Agent and Lender

By:

  Name:

  Title:

FIRST AMENDMENT TO CREDIT AGREEMENT

EXHIBIT A

Operating Budget

See Attached.

LEGAL_US_E # 82765377.5